Exhibit 99.2

ACKNOWLEDGMENT AND CONFIRMATION

1.                                       Reference is made to the First Amendment, dated as of December 8, 2004 (this “First Amendment”), to the Credit Agreement, dated as of December 1, 2003 (the “Credit Agreement”), among SIRVA Worldwide, Inc., a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers from time to time parties thereto, the several banks and other financial institutions parties thereto (the “Existing Lenders” and, together with the Tranche B Term Loan Lenders (as defined in the First Amendment), the “Lenders”), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), and the other Agents parties thereto.  Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

2.                                       Each of the parties hereto hereby (a) confirms that the Tranche B Term Loans made under the Credit Agreement pursuant to the First Amendment are “Obligations” that are guaranteed pursuant to the Guarantee and Collateral Agreement in accordance with its terms, (b) consents to the transactions contemplated by the First Amendment and (c) agrees that such party’s obligations under the Guarantee and Collateral Agreement shall remain in full force and effect after giving effect to the First Amendment.

3.                                      THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.                                       This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SIRVA WORLDWIDE, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Senior VP, Secretary and General Counsel

SIRVA, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Senior VP, Secretary and General Counsel

A FIVE STAR FORWARDING, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

A RELOCATION SOLUTIONS MANAGEMENT COMPANY

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

A THREE RIVERS FORWARDING, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

ALASKA USA VAN LINES, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

ALLIED FREIGHT FORWARDING, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

ALLIED INTERNATIONAL N.A., INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

ALLIED TRANSPORTATION FORWARDING, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

ALLIED VAN LINES, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

ALLIED VAN LINES TERMINAL COMPANY

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

AMERICAS QUALITY VAN LINES, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

FEDERAL TRAFFIC SERVICE, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

FLEET INSURANCE MANAGEMENT, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

FRONTRUNNER WORLDWIDE, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

GLOBAL VAN LINES, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

GREAT FALLS NORTH AMERICAN, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

MERIDIAN MOBILITY RESOURCES, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

NACAL, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

NATIONAL ASSOCIATION OF INDEPENDENT TRUCKERS, LLC

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

NORAM FORWARDING, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

NORTH AMERICAN FORWARDING, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

NORTH AMERICAN INTERNATIONAL N.A. INC. (formerly known as StorEverything, Inc.)

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

NORTH AMERICAN LOGISTICS, LTD.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

NORTH AMERICAN VAN LINES, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Senior VP, Secretary, and General Counsel

NORTH AMERICAN VAN LINES OF TEXAS, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

SIRVA FREIGHT FORWARDING, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

SIRVA GLOBAL RELOCATION, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

SIRVA IMAGING SOLUTIONS, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

SIRVA RELOCATION LLC

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

SIRVA TITLE AGENCY, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

TRANSGUARD GENERAL AGENCY, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

VANGUARD INSURANCE AGENCY, INC.

By:	/s/ Ralph A. Ford
Name: Ralph A. Ford
Title: Secretary

Acknowledged and Agreed to as of the date hereof by:

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent

By:	/s/ William J. Caggiano
Name: William J. Caggiano
Title: Manging Director

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